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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K




                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                               NOVEMBER 2, 1999
                Date of Report (Date of Earliest Event Reported)

                       ARDIS TELECOM & TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      0-22636                   2801677
(State or other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

        8100 JETSTAR DRIVE, SUITE 100
                IRVING, TEXAS                                      75063
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (972) 929-1920
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since last Report)



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ITEM 2.  ACQUISITION AND DISTRIBUTION OF ASSETS

         On November 2, 1999, our Company, ARDIS Telecom & Technologies, Inc., consummated the acquisition of substantially all of the assets and business of Dial-Thru International Corporation, a California corporation ("DTI"), as a result of which the business operations of DTI were acquired in a wholly-owned subsidiary of our Company. The acquisition was effected pursuant to the terms of an Asset Purchase Agreement between our Company, a wholly-owned subsidiary of our Company, DTI and John Jenkins, the sole shareholder of DTI. In connection with the acquisition, we issued to DTI an aggregate of one million shares of our common stock, and agreed to issue to DTI up to an additional one million shares of our common stock upon the acquired business achieving specified revenue and earnings goals. For DTI to earn the first 500,000 shares, the acquired business must achieve revenues of $5.7 million and earnings before interest, taxes, depreciation and amortization ("EBITDA") of $705,000 during any three month period ending on or before November 1, 2001. The remaining 500,000 shares would be earned by DTI if the acquired business achieves revenues of $11.4 million and EBIDTA of $1.41 million during any three month period ending on or before November 1, 2001. We determined the number of shares to be issued to DTI after considering the value of the business acquired and arms-length negotiations with John Jenkins, the sole shareholder of DTI.

         John Jenkins will serve as president of our newly formed subsidiary that holds the acquired business. Mr. Jenkins is also expected to join our Board of Directors in the near future.

         DTI provides a variety of international telecommunication services including international dial-thru, call back, X.25 and Internet fax services. DTI utilizes packetized voice technology and compression techniques such as Voice over Internet Protocol to improve both cost and efficiencies of its telecommunications transmissions.

         We have made forward-looking statements in this Report that are subject to risks and uncertainties. These statements generally include words "believe," "expect," "anticipate," "intend," estimate," or similar expressions. These statements reflect our current views with respect to future events that are subject to certain risks, uncertainties and assumptions, including without limitation future operating results and various components thereof and the adequacy of future operations to provide sufficient liquidity. Such matters necessarily involve significant risks and uncertainties that could cause our actual operating results and liquidity needs to differ materially from such statements, including without limitation, (i) increased competition in the prepaid telecommunications business and relatively low barriers to entry, (ii) the price-sensitive nature of consumer demand and relative lack of consumer royalty, (iii) our dependence upon favorable pricing from our carriers and suppliers, and (iv) other risks indicated herein and in our filings with the Securities and Exchange Commission.

                                       2

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ITEM 7

(a)      Financial Statements of the Business Acquired.

         As permitted by Form 8-K, the required historical financial statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than January 16, 2000.

(b)      Pro Forma Financial Information

         As permitted by Form 8-K, the required pro forma financial information statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than January 16, 2000.

(c)      Exhibits

         Set forth below is a list of exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K.


              EXHIBIT NO.           DESCRIPTION
              -----------           -----------
              2.1                   Asset Purchase Agreement dated November 2,
                                    1999 between ARDIS Telecom & Technologies,
                                    Inc., Dial-Thru International Corporation, a
                                    Delaware corporation, Dial-Thru
                                    International Corporation, a California
                                    corporation, and John Jenkins


                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARDIS TELECOM & TECHNOLOGIES, INC.



Date: November 17, 1999              By: /s/ Debra L. Burgess
                                         ----------------------------------
                                         Debra L. Burgess
                                         Executive Vice President and Chief
                                         Operating Officer